UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2025

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Liberty Avenue, Suite 1700

Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (412) 553-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 2, 2025 (the “Settlement Date”), EQT Corporation (“EQT”) completed its previously announced private offers to eligible holders to exchange (the “Exchange Offers”) any and all outstanding notes (the “EQM Notes”) issued by EQM Midstream Partners, LP (“EQM”), an indirect wholly owned subsidiary of EQT, for new notes issued by EQT and cash. The related solicitations of consents (the “Consent Solicitations”) by EQM to adopt certain amendments (the “Proposed Amendments”) to each of the indentures governing the EQM Notes (collectively, the “EQM Indentures”) were also completed on the Settlement Date.

Pursuant to the Exchange Offers and Consent Solicitations, the aggregate principal amounts of EQM Notes set forth in the table below were validly tendered and accepted. Such accepted EQM Notes have been retired and canceled and will not be reissued. Following such cancellation, the aggregate principal amounts of the EQM Notes set forth in the table below remain outstanding.

Title of EQM Notes	Principal Amount Outstanding at Commencement of the Exchange Offers	Principal Amount Tendered and Accepted	Principal Amount Outstanding Following Settlement
7.500% Senior Notes due 2027	$500,000,000	$495,931,000	$4,069,000
6.500% Senior Notes due 2027	$900,000,000	$344,923,000	$48,868,000	(1)
5.500% Senior Notes due 2028	$118,683,000	$45,227,000	$73,456,000
4.50% Senior Notes due 2029	$742,923,000	$734,585,000	$8,338,000
6.375% Senior Notes due 2029	$600,000,000	$596,735,000	$3,265,000
7.500% Senior Notes due 2030	$500,000,000	$494,464,000	$5,536,000
4.75% Senior Notes due 2031	$1,100,000,000	$1,090,384,000	$9,616,000
6.500% Senior Notes due 2048	$80,233,000	$67,244,000	$12,989,000

(1)	In connection with a tender offer that launched substantially concurrently with the Exchange Offers, on March 12, 2025, EQM purchased $506,209,000 aggregate principal amount of EQM’s 6.500% Senior Notes due 2027 that were validly tendered.

The events described in this Current Report on Form 8-K took place in connection with the settlement of the Exchange Offers and Consent Solicitations.

Item 1.01.	Entry into a Material Definitive Agreement.

EQT 2025 Supplemental Indentures and EQT Notes

In connection with the settlement of the Exchange Offers and Consent Solicitations, on the Settlement Date, EQT and The Bank of New York Mellon, as trustee (the “Trustee”), entered into the supplemental indentures set forth below (collectively, the “EQT 2025 Supplemental Indentures”) to the Indenture, dated as of March 18, 2008 (the “Base Indenture”), as supplemented by a Second Supplemental Indenture, dated as of June 30, 2008 (the “Second Supplemental Indenture”), in each case between EQT (or its predecessor) and the Trustee, and issued the following notes (collectively, the “EQT Notes”), each series with the interest rate and maturity date as set forth below:

(i)	Eighteenth Supplemental Indenture - $495,925,000 aggregate principal amount of 7.500% Senior Notes due 2027, which notes accrue interest at a rate of 7.500% per annum (to be paid semi-annually in arrears on June 1 and December 1 of each year, commencing on June 1, 2025) and will mature on June 1, 2027;

(ii)	Nineteenth Supplemental Indenture - $344,921,000 aggregate principal amount of 6.500% Senior Notes due 2027, which notes accrue interest a rate of 6.500% per annum (to be paid semi-annually in arrears on January 1 and July 1 of each year, commencing on July 1, 2025) and will mature on July 1, 2027;

(iii)	Twentieth Supplemental Indenture - $45,225,000 aggregate principal amount of 5.500% Senior Notes due 2028, which notes accrue interest a rate of 5.500% per annum (to be paid semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2025) and will mature on July 15, 2028;

(iv)	Twenty-First Supplemental Indenture - $734,583,000 aggregate principal amount of 4.50% Senior Notes due 2029, which notes accrue interest a rate of 4.50% per annum (to be paid semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2025) and will mature on January 15, 2029;

(v)	Twenty-Second Supplemental Indenture - $596,725,000 in aggregate principal amount of 6.375% Senior Notes due 2029, which notes accrue interest a rate of 6.375% per annum (to be paid semi-annually in arrears on April 1 and October 1 of each year, commencing on October 1, 2025) and will mature on April 1, 2029;

(vi)	Twenty-Third Supplemental Indenture - $494,086,000 in aggregate principal amount of 7.500% Senior Notes due 2030, which notes accrue interest a rate of 7.500% per annum (to be paid semi-annually in arrears on June 1 and December 1 of each year, commencing on June 1, 2025) and will mature on June 1, 2030;

(vii)	Twenty-Fourth Supplemental Indenture - $1,090,218,000 in aggregate principal amount of 4.75% Senior Notes due 2031, which notes accrue interest a rate of 4.75% per annum (to be paid semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2025) and will mature on January 15, 2031; and

(viii)	Twenty-Fifth Supplemental Indenture - $67,196,000 in aggregate principal amount of 6.500% Senior Notes due 2048, which notes accrue interest a rate of 6.500% per annum (to be paid semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2025) and will mature on July 15, 2048.

The Base Indenture, as supplemented by the Second Supplemental Indenture and the EQT 2025 Supplemental Indentures (collectively, the “EQT Indenture”), contains covenants that limit EQT’s ability to, among other things and subject to certain significant exceptions, incur certain debt secured by liens and engage in certain sale and leaseback transactions, and limit EQT’s ability to enter into certain consolidations, mergers or sales other than for cash or leases of its assets substantially as an entirety to another entity or to purchase the assets of another entity substantially as an entirety. The EQT Indenture also provides for customary events of default, and indebtedness under the EQT Notes may be accelerated in certain circumstances upon an event of default as set forth in the EQT Indenture.

The EQT Notes are redeemable by EQT at its option, at any time and from time to time prior to their maturity, as provided for in the EQT Indenture.

The EQT Notes were issued in exchange for EQM Notes pursuant to private exchange offers exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”). The EQT Notes have not been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

The foregoing summary description of the EQT Indenture and the EQT Notes is not complete and is qualified in its entirety by reference to the Base Indenture, the Second Supplemental Indenture, the EQT 2025 Supplemental Indentures and the form of the EQT Notes, copies of which are filed herewith as Exhibits 4.1 through 4.18 and are incorporated herein by reference.

Registration Rights Agreement

On the Settlement Date, in connection with the issuance of the EQT Notes, EQT entered into a registration rights agreement (the “Registration Rights Agreement”) with TD Securities (USA) LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Truist Securities, Inc., as the dealer managers of the Exchange Offers. EQT agreed under the Registration Rights Agreement to use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the EQT Notes for new registered notes with terms substantially identical in all material respects to the EQT Notes (except that the new registered notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate) (the “Registered Notes”) and (ii) cause the registration statement to become effective under the Securities Act. EQT will be obligated to pay additional interest on the EQT Notes of up to 1.0% if (i) it has not completed the exchange offer (exchanging Registered Notes for tendered EQT Notes) on or prior to March 28, 2026 (the “Target Registration Date”) or if a shelf registration statement with respect to the EQT Notes (if required to be filed) is not declared effective on or prior to the 60th day after the later of (a) the Target Registration Date and (b) the date on which EQT received a duly executed Shelf Request (as defined in the Registration Rights Agreement), or (ii) if applicable, a shelf registration statement covering resales of the EQT Notes has been declared effective and such shelf registration statement ceases to be effective or the prospectus contained therein ceases to be usable for resales of Registrable Securities (as defined in the Registration Rights Agreement) at any time during the Shelf Effectiveness Period (as defined in the Registration Rights Agreement) (a) on more than two occasions of at least 30 consecutive days during the Shelf Effectiveness Period or (b) at any time in any 12-month period during the Shelf Effectiveness Period and such failure to remain effective or be so usable exists for more than 90 days (whether or not consecutive) in any 12-month period.

The foregoing summary description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the copy of the Registration Rights Agreement filed herewith as Exhibit 4.19 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above under “EQT 2025 Supplemental Indentures and EQT Notes” is hereby incorporated into this Item 2.03 by reference.

Item 8.01.	Other Events.

As previously disclosed, as of 5:00 p.m., New York City time, on March 7, 2025, EQM received the requisite number of consents to adopt the Proposed Amendments with respect to all EQM Notes except EQM’s 5.500% Senior Notes due 2028, and on March 12, 2025, EQM and the trustees of the EQM Notes entered into supplemental indentures containing the Proposed Amendments (the “EQM Supplemental Indentures”) to the EQM Indentures except the EQM Indenture governing EQM’s 5.500% Senior Notes due 2028 (such affected EQM Indentures, the “Affected EQM Indentures”).

The Proposed Amendments in the EQM Supplemental Indentures became operative on the Settlement Date. As a result of the EQM Supplemental Indentures, among other things, the following provisions have been removed from the Affected EQM Indentures: (i) the reporting covenant, (ii) the limitation on liens covenant, (iii) the limitation on sale-leaseback transactions covenant, (iv) if applicable, the provision requiring an offer to repurchase notes upon a change of control, and (v) certain provisions imposing limitations on mergers and consolidations. In addition, as a result of the EQM Supplemental Indentures, a failure to comply with a covenant or agreement, or other provision, in the Affected EQM Indentures that does not relate to the payment of interest, principal or premium, if any, will no longer constitute an event of default thereunder.

The foregoing summary description of the EQM Supplemental Indentures is not complete and is qualified in its entirety by reference to the copies of the EQM Supplemental Indentures filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 to the Current Report on Form 8-K filed by EQT on March 18, 2025 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of March 18, 2008, between EQT Corporation, as successor, and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed on March 18, 2008).

4.2	Second Supplemental Indenture, dated as of June 30, 2008, between EQT Corporation and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.03(c) to Form 8-K filed on July 1, 2008).

4.3	Eighteenth Supplemental Indenture, dated as of April 2, 2025, between EQT Corporation and The Bank of New York Mellon, as trustee.

4.4	Form of EQT Corporation’s 7.500% Senior Notes due 2027 (included in Exhibit 4.3 hereto).

4.5	Nineteenth Supplemental Indenture, dated as of April 2, 2025, between EQT Corporation and The Bank of New York Mellon, as trustee.

4.6	Form of EQT Corporation’s 6.500% Senior Notes due 2027 (included in Exhibit 4.5 hereto).

4.7	Twentieth Supplemental Indenture, dated as of April 2, 2025, between EQT Corporation and The Bank of New York Mellon, as trustee.

4.8	Form of EQT Corporation’s 5.500% Senior Notes due 2028 (included in Exhibit 4.7 hereto).

4.9	Twenty-First Supplemental Indenture, dated as of April 2, 2025, between EQT Corporation and The Bank of New York Mellon, as trustee.

4.10	Form of EQT Corporation’s 4.50% Senior Notes due 2029 (included in Exhibit 4.9 hereto).

4.11	Twenty-Second Supplemental Indenture, dated as of April 2, 2025, between EQT Corporation and The Bank of New York Mellon, as trustee.

4.12	Form of EQT Corporation’s 6.375% Senior Notes due 2029 (included in Exhibit 4.11 hereto).

4.13	Twenty-Third Supplemental Indenture, dated as of April 2, 2025, between EQT Corporation and The Bank of New York Mellon, as trustee.

4.14	Form of EQT Corporation’s 7.500% Senior Notes due 2030 (included in Exhibit 4.13 hereto).

4.15	Twenty-Fourth Supplemental Indenture, dated as of April 2, 2025, between EQT Corporation and The Bank of New York Mellon, as trustee.

4.16	Form of EQT Corporation’s 4.75% Senior Notes due 2031 (included in Exhibit 4.15 hereto).

4.17	Twenty-Fifth Supplemental Indenture, dated as of April 2, 2025, between EQT Corporation and The Bank of New York Mellon, as trustee.

4.18	Form of EQT Corporation’s 6.500% Senior Notes due 2048 (included in Exhibit 4.17 hereto).

4.19	Registration Rights Agreement, dated April 2, 2025, by and among EQT Corporation, TD Securities (USA) LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc. and Truist Securities, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: April 3, 2025	By:	/s/ Jeremy T. Knop
	Name:	Jeremy T. Knop
	Title:	Chief Financial Officer